                                                                  EXHIBIT 25

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM T-1
      STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED, OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                             ----------------------

                            FIRST UNION NATIONAL BANK
               (Exact name of Trustee as specified in its charter)

   UNITED STATES NATIONAL BANK                               56-0900030
(Jurisdiction of incorporation                              (IRS employer
if not a national bank)                                    identification no.)

                            FIRST UNION NATIONAL BANK

                            FIRST UNION NATIONAL BANK
                        230 SOUTH TRYON STREET, 9TH FLOOR
                               CHARLOTTE, NC 28202
                                 (704) 590-7600
                              ATTN: GENERAL COUNSEL
                    (Address of principal executive offices)
                             ----------------------

                                  SAME AS ABOVE
          (Name, address and telephone number, including area code, of
                          Trustee's agent for service)
                             ----------------------



                                                                                      IRS EMPLOYER
EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS      STATE OR OTHER JURISDICTION OF        IDENTIFICATION
CHARTER                                        INCORPORATION OR ORGANIZATION             NUMBER
------------------------------------------------------------------------------------------------------
Blyth Industries, Inc.                                   Delaware                      36-2984916


                              100 FIELD POINT ROAD
                          GREENWICH, CONNECTICUT 06830
                                 (203) 661-1926
               (Address, including zip code, and telephone number,
                   including area code, of Obligor's principal
                               executive offices)
                             ----------------------

                          $250,000,000 Debt Securities
                       (Title of the indenture securities)
                             ----------------------

1. GENERAL INFORMATION. Furnish the following information as to the Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.


-------------------------------------------------------------------------------

         Name                                                     Address
-------------------------------------------------------------------------------
Federal Reserve Bank of Richmond, VA                          Richmond, VA

Comptroller of the Currency                                   Washington, D.C.

Securities and Exchange Commission Division
of Market Regulation                                          Washington, D.C.

Federal Deposit Insurance Corporation                         Washington, D.C.



         (b)  Whether it is authorized to exercise corporate trust powers.

              The Trustee is authorized to exercise corporate trust powers.

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS. If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

         None.
         (See Note 1 on Page 4)

Because the obligor is not in default on any securities issued under indentures under which the applicant is Trustee, Items 3 through 15 are not required herein.

16.      LIST OF EXHIBITS.

         All exhibits identified below are filed as a part of this statement of eligibility.

         1. A copy of the Articles of Association of First Union National Bank as now in effect, which contain the authority to commence business and a grant of powers to exercise corporate trust powers, is filed as an Exhibit to Form T-1 in connection with Registration Statement Number 333-24773 is filed with the Securities and Exchange Commission on March 20, 1998, and incorporated by reference herein.

         2. A copy of the certificate of authority of the Trustee to commence business, if not contained in the Articles of Association is filed as an Exhibit to Form T-1 in connection with Registration Statement Number 333-24773 filed with the Securities and Exchange Commission on March 20, 1998, and is incorporated by reference herein.

         3. A copy of the authorization of the Trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in Exhibits (1) or (2) above, is filed as an Exhibit to Form T-1 in connection with Registration Statement Number

                   333-24773 filed with the Securities and Exchange Commission on March 20, 1998, and is incorporated by reference herein.

         4. A copy of the existing By-laws of the Trustee, or instruments corresponding thereto filed as an Exhibit to Form T-1 in connection with Registration Statement Number 333-24773 filed with the Securities and Exchange Commission on March 20, 1998, and is incorporated by reference herein.

         5.        Inapplicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939 is included at Page 4 of this Form T-1 Statement.

         7. A copy of the latest report of condition of the Trustee, is filed as an Exhibit to Form T-1 in connection with Registration Statement Number 333-72899 on February 24, 1999, and is incorporated by reference.

         8.        Inapplicable.

         9.        Inapplicable.

                                      NOTE

         Note 1: Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsible answer to Item 2, the answer to said Item is based on incomplete information. Item 2 may, however, be considered correct unless amended by an amendment to this Form T-1.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, First Union National Bank, a national association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford, and State of Connecticut, on the 3rd day of May, 1999.

                                       FIRST UNION NATIONAL BANK,
                                       (Trustee)

                                       By: /s/ W. Jeffrey Kramer
                                           ---------------------
                                           W. Jeffrey Kramer
                                           Vice President


                               CONSENT OF TRUSTEE

         Under Section 321(b) of the Trust Indenture Act of 1939, as amended, and in connection with the proposed issuance by the Obligors of the Debt Securities, First Union National Bank as the Trustee herein named, hereby consents that reports of examinations of said Trustee by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.

                                       FIRST UNION NATIONAL BANK


                                       By: /s/ W. Jeffrey Kramer
                                           ---------------------
                                           W. Jeffrey Kramer
                                           Vice President


Dated:  May 3, 1999